Exhibit 99.1

Factorial and Cartesian Growth Corporation III Announce Approval of Business Combination by Cartesian Growth Shareholders

Boston, MA -- May 27, 2026 -- Cartesian Growth Corporation III (Nasdaq: CGCT), a special purpose acquisition company (“CGCT”), today announced that its previously announced business combination (the “Business Combination”) with Factorial Inc. (“Factorial”), a leader in solid-state battery technology, was approved at an extraordinary general meeting of shareholders (the "Meeting") of CGCT held on May 27, 2026. CGCT plans to file the results of the Meeting, as tabulated by its inspector of elections, on a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”).

The closing of the Business Combination is subject to the satisfaction of customary closing conditions. The combined company will be renamed as Factorial Energy Inc. and its shares of Series A common stock and warrants are expected to begin trading on the Nasdaq Stock Market (“Nasdaq”) under the ticker symbols “FAC” and “FACWW” respectively, once the transaction is closed.

About Factorial

Factorial Energy is a U.S. leader in solid-state batteries, delivering industry-leading performance through its proprietary FEST® and Solstice™ platforms, engineered for scalable manufacturing and developed in close collaboration with customers across drone, robotics, and automotive applications. Mercedes-Benz’ real-world road testing in a lightly modified test vehicle achieved over 1,200 km of range on a single charge, while Stellantis-lab testing verified 77 Ah cells demonstrating high energy density, fast-charging, and robust use for energy and power performance across temperature extremes. Backed by In-Q-Tel, the not-for-profit strategic investor for the U.S. national security community and America’s allies, Factorial’s commercial partnerships include global automotive leaders such as Mercedes-Benz, Stellantis, Hyundai Motor Company, and Kia Corporation. For more information, visit www.factorialenergy.com.

© 2026 Factorial Inc. All rights reserved. Factorial, the Factorial logo, FEST® and Solstice™, are trademarks or registered trademarks in the United States and other countries.

About Cartesian Growth Corporation III

Cartesian Growth Corporation III is a blank check company organized for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, or reorganization or engaging in any other similar business combination with one or more businesses or entities. Cartesian Growth Corporation III is an affiliate of Cartesian Capital Group, LLC, a global private equity firm and registered investment adviser headquartered in New York City, New York. Cartesian Growth Corporation III is an emerging growth company as defined in the Jumpstart Our Business Startups Act of 2012. For more information about Cartesian Growth Corporation III, please visit www.cartesiangrowth.com/cgc3.

Forward-Looking Statements

Certain statements in this communication may be considered “forward-looking statements.” Forward-looking statements herein generally relate to future events or the future financial or operating performance of Factorial. For example, Factorial’s expectations regarding consummation of the business combination, future financial performance, manufacturing capabilities and operations, Factorial’s business plans, and other projections concerning key performance metrics or milestones are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “project,” “target,” “plan,” or “potentially” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. While Factorial may elect to update such forward-looking statements in the future, it disclaims any obligation to do so.

No Offer or Solicitation

This communication shall not constitute an offer to sell, or the solicitation of an offer to buy, or a recommendation to purchase, any securities, in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the proposed Business Combination or any related transactions, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.